UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

GREEN STREAM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-53279	20-1144153
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

201 E. Fifth Street, Suite 100

Sheridan, WY 82801

(Address of principal executive offices)

(424) 280-4096

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)	PREVIOUS INDEPENDENT AUDITORS:

a.	On August 15, 2022, the Company terminated Slack & Company CPAs LLC (“Slack”) as its registered independent public accountant.

b.	Slack’s reports on the financial statements for the periods ended April 30, 2022 and April 30, 2021, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the reporting periods ended April 30,2021 and 2022, there have been no disagreements with Assurance on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Assurance would have caused them to make reference thereto in their report on the financial statements other than the failure to produce the 2022 audit report letter in a timely manner.

d.	We have authorized Assurance to respond fully to the inquiries of the successor accountant.

e.	During the periods ended April 30, 2022 and April 30, 2021, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to Slack prior to the date of the filing of this Report and requested that Slack furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report and consenting to the use of its previously issued reports. Slack has not complied with such request nor provided its 2022 audit report.

(2)        NEW INDEPENDENT ACCOUNTANTS:

a.       On August 15, 2022, the Company engaged Hudgens CPA, PLLC, as its new registered independent public accountant. The Company has engaged Hudgens CPA, PLLC, to act as the Company’s independent accountant going forward.

b.       During the periods ending April 30, 2021 and April 30, 2022, and prior to August 15, 2022, the date of the new engagement), we did not consult with Hudgens CPA, PLLC regarding:

i.       the application of accounting principles to a specified transaction,

ii.       the type of audit opinion that might be rendered on the Company's financial statements by BF orgers, in either case where written or oral advice provided by Hudgens CPA, PLLC would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or

iii.       any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

c.        Hudgens CPA, PLLC needs an additional 60 days to review and prepare the April 2021 and April 2022 audits and audit letter due to the recency of their engagement.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREEN STREAM HOLDINGS INC.

Date: August 18, 2022	By: /s/ James C. DiPrima
Name: James C. DiPrima Title: Chief Executive Officer

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